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                                                               EXHIBIT 10.42(b)

                  AMENDMENT NO. TWO TO AMENDED AND RESTATED
                   LETTER OF CREDIT AND GUARANTY AGREEMENT

        This Amendment No. Two (the "Amendment") dated as of June 30, 1995, is among FOOTHILL CAPITAL CORPORATION, a California corporation ("Company"), the banks party to the Letter of Credit Agreement as defined and referred to below (collectively, the "Banks" and individually, a "Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent (the "Agent") for the Banks and the Issuing Bank under such Letter of Credit Agreement.

                                   RECITALS

        A. The Company has entered into the Amended and Restated Letter of Credit and Guaranty Agreement dated as of August 1, 1994, as amended by Amendment No. One dated as of February 1, 1995 (the "Letter of Credit Agreement"), with the Issuing Bank, the Banks party thereto and the Agent.

        B. The Mitsubishi Trust and Banking Corporation ("Mitsubishi") has agreed to become a Bank with a commitment amount of $5,000,000 under the Letter of Credit Agreement, and the Issuing Bank had agreed to allow Mitsubishi to join the Letter of Credit Agreement, and the Company, the Agent and the other Banks have agreed to consent thereto, each on the terms and conditions set forth below.

        C. The Banks, the Agent and the Company desire to further amend the Letter of Credit Agreement on the terms and conditions set forth herein.

                                  AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Letter of Credit Agreement.

        2. Amendments. The Letter of Credit Agreement is hereby amended as follows:

                2.1     The definition of "Credit Commitment" set forth in
Section 1.01 is amended by deleting the figure "$100,000,000" therein and substituting for such figure the figure "$145,000,000."

                2.2     The definition of "Termination Date" set forth in
Section 1.01 is amended by deleting the date "July 30, 1995" therein and substituting for such date the date "June 28, 1996."

                2.3     Section 2.04 is amended in its entirety to read:

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                "SECTION 2.04.  Fees.

                (a) Issuing Bank Fee. The Company agrees to pay to the Issuing Bank, for its own account, a fee on the average daily undrawn balance of outstanding Letters of Credit and Shipside Bonds, commencing June 30, 1995, at the rate of 0.125% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year.

                (b) Commitment Fee. The Company agrees to pay to each Bank a commitment fee on the average daily unused portion of such Bank's commitment, from the date hereof in the case of each Initial Bank and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Bank in the case of each other Bank, until the Termination Date, at the rate of 0.15% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year and on the Termination Date. For purposes of this Agreement, the unused portion of any Bank's Commitment at any time shall be the excess of such Bank's Commitment over such Bank's Percentage of the undrawn balance of then outstanding Letters of Credit and Shipside Bonds.

                (c) Usage Fee. The Company agrees to pay to each Bank a usage fee on such Bank's Percentage of the average daily undrawn balance of outstanding Letters of Credit and Shipside Bonds, from the date hereof, in the case of each Initial Bank, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Bank, in the case of each other Bank, at the rate of 0.70% per annum, payable monthly in arrears on or prior to the seventh Business Day after the end of each month in each year.

                (d) Letter of Credit Fees. The Company agrees with the Issuing Bank and the Banks that the letter of credit fee, payable by each Account Party with respect to each Letter of Credit issued for the account of such Account Party and guaranteed by the Company under
        Article III hereof, shall be:

                        (i) in the case of each Letter of Credit which is a standby letter of credit, in an amount equal to $300 assessed on the date of Issuance of such Letter of Credit, and

                        (ii) in the case of each Letter of Credit which is a commercial documentary letter of credit, in an amount equal to the greatest of (A) $125, (B) 1/8 of 1% of the maximum amount available to be drawn under such Letter of Credit assessed on the date of Issuance of such Letter of Credit (the determination of such maximum amount to assume compliance with all conditions for drawing) or (C) such amount agreed to in writing by such Account Party, the Company and the Issuing Bank, and


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                        (iii)   in the case of each Letter of Credit, which is
                a commercial documentary letter of credit, in an amount, for each draw requested thereunder by the beneficiary thereof, assessed on the date of each drawing, equal to the greatest of
                (A) $125, (B) 1/8 of 1% of the amount of such requested draw (the determination of such amount to assume compliance with all conditions for drawing) or (C) such amount agreed to in writing by such Account Party, the Company and the Issuing Bank, in each case under clauses (i), (ii) and (iii) of this Section 2.04(e), payable to and for the account of the Issuing Bank monthly in arrears on or prior to the seventh Business Day after the end of each month in each year.

                (e)     Shipside Bond Fee.  The Company agrees with the
        Issuing Bank and the Banks that the shipside bond fee, payable by each Account Party with respect to each Shipside Bond issued for the account of such Account Party and guaranteed by the Company under Article III hereof, shall be:

                        (i) a fee in the amount of the greater of (A) 1/4 of 1% of the amount of such Shipside Bond or (B) $50, assessed for the initial 21 days,

                        (ii) for Shipside Bonds having a duration beyond 21 days, a fee in the amount of the greater of (A) 1% of the amount of such Shipside Bond or (B) $50 per calendar quarter, and

                        (iii) such processing fees as may be charged by a foreign office of the Issuing Bank for the Issuance of a Shipside Bond,

        in each case under clauses (i), (ii) and (iii) of this Section 2.04(e), payable to and for the account of the Issuing Bank monthly in arrears on or prior to the seventh Business Day after the end of each month in each year."

                2.4 Section 2.08 is amended by substituting (i) the date "April 1, 1996" for the date "May 1, 1995", (ii) the date "April 1" for the date "May 1", (iii) the date "June 1" for the date "July 1", and (iv) the date "June 15" for the date "July 15", in each case where such dates appear therein.

                2.5 Section 6.01(a) is amended by substituting the phase "Agent and the Banks" for the phrase "the Banks" appearing therein.

                2.6     Section 6.01(f) is amended in full to read:

                "(f)    Net Receivable Information.  As soon as practicable and
        in any event within 45 days after the close of each of the first three fiscal quarters of the Company and within 90 days after the close of the fiscal year of the Company, the Company shall furnish to the Agent and the Banks a


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        report (i) describing items included in the Net Amount of Finance
        Receivables and reports on Non-Performing Assets, in any case in excess of $2,000,000, (ii) describing the type and estimated market value of items included in Purchased Receivables in excess of $2,000,000, (iii) describing the type and estimated market value of items included in Purchased Receivables which are not secured or are not fully secured,
        (iv) listing each new Finance Receivable having a Net Amount in excess of $10,000,000 closed during such fiscal quarter, including a designation as to the type of Finance Receivable and a net description of the collateral, (v) identifying the ten largest obligors by Net Amount of Finance Receivables, including a designation as to the type of Finance Receivable and a description of the collateral and (vi) listing all outstanding letters of credit and guarantees in excess of $2,500,000 as of the end of such fiscal quarter or fiscal year."

                2.7     Section 7.01 is amended in full to read:

                        "7.01 Adjustable Consolidated Net Worth. Adjusted Consolidated Net Worth shall not be less than $90,000,000 at any time."

                2.8     Section 7.02(a) is amended in full to read:

                        "(a) Outstanding Senior Indebtedness (other than Guaranties) shall not exceed an amount equal to 400% of the sum of (i) Adjusted Consolidated Net Worth, plus (ii) outstanding Subordinated Debt."

                2.9 In Section 7.02(b), "85%" is substituted for "125%" appearing therein.

                2.10    Section 7.04 is amended in full to read:

                        "7.04 Purchased Receivables. The Net Amount of Purchased Receivables shall not exceed the lesser of (a) $100,000,000, or (b) 65% of the sum of Adjusted Consolidated Net Worth plus Subordinated Debt."

                2.11 In Section 8.02(a)(vii)(B), "80%" is substituted for "60%" appearing therein.

                2.12 In Section 8.03(a)(i)(A), the date "January 1, 1995" is substituted for the date "January 1, 1994" appearing therein.

                2.13 The last three lines of Section 8.03(a)(i), immediately preceding the semi-colon (;), are amended to read:

                        "exceeds $17,500,000 plus 50% (or, in the case of a deficit, minus 100%) of Consolidated Net Income for the Computation Period;"

                2.14    Section 8.05(a)(i) is amended to read:


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                        "(i)    The Company may make cash acquisitions of
        secured commercial finance or leasing portfolios or companies in an amount, in any fiscal year, up to 10% of Consolidated Assets as of the end of the previous fiscal year;"

                2.15    Section 8.08(b)(iii) is amended to read:

                        "(iii) subject to the provisions of the Foothill Group Subordination Agreement, the Company may make regularly scheduled payments on account of the Foothill Group Subordinated Debt and, to the extent such payments are otherwise permitted under the provisions of
        Section 8.3, the Company may make optional prepayments of all, or any portion of, the Foothill Group subordinated Debt; and"

                2.16 The Letter of Credit Agreement and the signature pages thereof are amended by changing the commitment amount of each Bank to the amount set opposite each of the names of the Banks on the signature pages of this Amendment.

        3. Assumption and Release. Effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section 5 hereof, Mitsubishi (the "Purchasing Bank") shall be deemed to purchase and assume, and Bank of America National Trust and Savings Association ("BOA") as well as National Westminster Bank USA ("NatWest") as well as The Bank of New York ("BNY") as well as The Bank of Nova Scotia ("BNS") as well as First Bank National Association ("FBNA") as well as First Interstate Bank of California ("FIB") as well as Harris Trust and Savings Bank ("Harris") as well as Mellon Bank, N.A. ("Mellon") as well as National Bank of Canada ("NBC") as well as PNC Bank, National Association ("PNC") as well as Sanwa Bank California ("Sanwa") as well as Shawmut Bank Connecticut, N.A. ("Shawmut") as well as United States National Bank of Oregon ("USNBO") as well as NBD Bank ("NBD") as well as The Long-Term Credit Bank of Japan, Ltd. ("LTCB") and as well as The Industrial Bank of Japan, Limited ("IBJ") shall each be deemed to sell and assign to the Purchasing Bank, 3.45% of the amount of the undivided interest and participation deemed owned by each of BOA, NatWest, BNY, BNS, FBNA, FIB, Harris, Mellon, NBC, PNC, Sanwa, Shawmut, USNBO, NBD, LTCB and IBJ as of the date hereof, pursuant to Section 2.03 of the Letter of Credit Agreement, in
(i) each of the Letters of Credit listed on Schedule A to this Amendment (the "Designated Letters of Credit"), and (ii) all Letter of Credit Liability relating to each such Designated Letter of Credit, with the result that the Purchasing Bank shall be deemed to have irrevocably and unconditionally purchased and received an undivided interest and participation, to the extent of the Purchasing Bank's Percentage in effect under and as defined in the Letter of Credit Agreement as amended hereby, in each Designated Letter of Credit and all Letter of Credit Liability relating thereto and shall have all the obligations and rights pertaining to such undivided interests and participations set forth in the Letter of Credit Agreement, including without limitation, Section 2.03 thereof.

        4. Representations and Warranties. When the Company signs this Amendment, the Company represents and warrants to the Agent and the Banks that: (a) there is no Default or Event of Default, (b) the representations and warranties in the Loan Documents are true as of the date of this Amendment as if made on the date of this


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Amendment, (c) this Amendment is within the Company's powers, has been duly authorized, and does not conflict with any of the Company's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Company is bound.

        5. Conditions. This Amendment will be effective when the Agent receives the following items, in form and content acceptable to the Agent and the Banks:

                5.1 This Amendment executed by the Agent, the Banks and the Company.

                5.2 Certified copies of the resolutions or other determinations of the Board of Directors of the Company, approving this Amendment and the other documents and instruments to be executed and delivered in connection herewith, together with a certificate of an Authorized Representative certifying on behalf of the Company the names and true signatures of the officers of the Company authorized to execute the Amendment and other documents delivered in connection therewith.

                6. Consent With Respect to Assumption. Without limiting the effect of any other provision of this Amendment, the Company, the Agent, and each of the Banks consent to the addition of Mitsubishi as set forth in
Section 2 hereof. Mitsubishi (i) confirms that it has received a copy of the Letter of Credit Agreement and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Letter of Credit Agreement and this Amendment;
(ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Letter of Credit Agreement and other Loan Documents as are delegated to the Agent by the terms thereof and
(iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Letter of Credit Agreement are required to be performed by it as a Bank.

                7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to conflict of laws principles.

                8. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of this Agreement shall remain in full force and effect.

                9. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


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        This Amendment is executed as of the date stated at the beginning of this Amendment.


                                        FOOTHILL CAPITAL CORPORATION


                                        By:  /s/ Kent W. Dahl
                                             ----------------------------------


                                        Title:  Senior Vice President/Treasurer
                                                -------------------------------


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, solely as Agent


                                        By:
                                             -----------------------------------

                                        Title:
                                                --------------------------------


Commitment                              BANK OF AMERICA NATIONAL TRUST AND
$20,000,000                             SAVINGS ASSOCIATION, as Issuing Bank
                                        and as a Bank


                                        By:
                                             -----------------------------------

                                        Title:
                                                --------------------------------


Commitment                              FIRST BANK NATIONAL ASSOCIATION
$10,000,000

                                        By:
                                             -----------------------------------

                                        Title:
                                                --------------------------------


Commitment                              HARRIS TRUST AND SAVINGS BANK
$10,000,000

                                        By:
                                             -----------------------------------

                                        Title:
                                                --------------------------------

(Signatures continue)


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